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                                                                    EXHIBIT 99.4

                     CONSENT OF PERSON TO BECOME A DIRECTOR

        I, Mark N. Williamson, hereby consent to the use, in the Registration Statement on Form S-4 of Juno Lighting, Inc. (the "Company") to which this consent is filed as an exhibit and the Proxy Statement/Prospectus included therein, of my name as a person to become a director of the Company upon consummation of the Merger.


                                                /s/ MARK N. WILLIAMSON
                                                ----------------------
                                                Mark N. Williamson


May 26, 1999









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